Prospectus Supplement	June 30, 2021

Putnam Fixed Income Absolute Return Fund
Prospectus dated February 28, 2021

Effective June 30, 2021, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Albert Chan, Head of Portfolio Construction, portfolio manager of the fund since 2017

Michael Salm, Co-Chief Investment Officer, Fixed Income, portfolio manager of the fund since 2008

Paul Scanlon, Co-Head Corporate and Tax-exempt Credit, portfolio manager of the fund since 2008

Sub-advisors

Putnam Investments Limited*

The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

Effective June 30, 2021, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio	Joined
managers	fund	Employer	Positions over past five years
Albert Chan	2017	Putnam Management	Head of Portfolio Construction
		2002–Present	Previously, Portfolio Manager
Michael Salm	2008	Putnam Management	Co-Chief Investment Officer,
		1997–Present	Fixed Income
			Previously, Co-Head of Fixed
			Income
Paul Scanlon	2008	Putnam Management	Co-Head Corporate and
		1999–Present	Tax-exempt Credit
			Previously, Co-Head of Fixed
			Income

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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